Mailed Lease 6/16/92


                                      LEASE

                  This Lease made June June 16, 1995 between LaGrange State Bank, as trustee under Trust #4812, of the Village of LaGrange, in the County of Cook and State of Illinois, hereinafter called "Landlord" and American Medical Alert Corporation, hereinafter called "Tenant".

                                    PREMISES

                  Room 103 and 105 in the ofice Building located at the commonly know address of: 475 West 55th. Street, Contryside Illinois.

                                      TERM

                  Comprising of office space on the first floor of said Building for a term of (2) two years, commencing July 10th 1995 and ending July 9, 1997.

                                      RENT

                  1. - The Tenant shall pay to the Landlord as rent for the Premises the sum of One thousand two hundred and fourty dollars ($1,240.00 in advance on the first day of each month during the term. Rental payment as to be made to Landlord at 8649 Heather Drive, Burr Ridge, Ill. 60521, or as designated.

                  2. - The Landlord warrants and represents that neither the present use of the Building, nor the use of the Premises as a business office is in violation of any law, order, ordonance, requirement or regulation of any governmental authority, and it covenants that it shall maintain the premises in connection with any duty imposed upon it under the terms of the Lease and under any other agreement, in such a manner so as to comply with all present and future laws, orders, ordonances, requirements and regulations of all governmental authorities affecting the Premises.

                                  TENANT'S USE

3. - The Tenant shall use and occupy the Premises as a business and for the normal and customary uses of operating.

                            SUBLETTING AND ASSIGNMENT

                  4. The Tenant shall not sublet the premises or any part thereof, nor assign this Lease, without the prior written consent of the Landlord, which consent shall not unreasonably be withheld by the Landlord.


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                                   END OF TERM

                  5. The Tenant shall, at the expiration of the term, or any renewal or extension thereof, surrender the Premises in as good condition as the time of the initial possession is delivered to Tenant, except for ordinary wear and tear.

                                    SERVICES

                  6. The Tenant shall pay its electric and heating bills, however, as part of the consideration for the payment of the rent above specified, the Landlord, at its own cost expense, shall furnish, supply and properly maintain for the Tenant the following services, utilities and equipment;

                           (a)      Heating System
                           (b)      Air Conditioning System
                           (c)      Hot and Cold Water
                           (d)      Adequate Parking for Tenant and Staff
                           (e)      General Security

                                     REPAIRS

                  7. The Landlord shall, at its sole cost and expense, make all repairs in and to the building and Premises, except when the disrepair (exclusive of any disrepair resulting from fire, smoke or explosion) is directly attributable to the negligence of the Tenant, its servants, agents or employees. In the event breakdown or needed repairs to Premises and equipment herein referred to, the Tenant shall notify the Landlord or its agent of such breakdown or needed repairs and the Landlord shall immediately cause such repair and or replacement to be made; however, should the Landlord fail to begin to make repairs and or replacements as are necessary to correct such condition within ten (10) days from the date of notice (except that in the event of a breakdown in the heating or air conditioning system or any condition requiring repairs of any emergency nature, the period shall instead be limited to two (2) days). The Tenant may, but shall not be obligated to do so, cause such repairs and/or replacements to be made and the cost thereof shall be paid to the Tenant by the Landlord upon demand or at the option of the Tenant to be deducted from the rent payable. The tenant shall permit the Landlord and authorized representatives of the Landlord to enter the Premises at times convenient to the tenant and upon reasonable notice to the Tenant (except in case of emergency) for the purpose of inspecting, making any repairs and performing any work therein as may be necessary for the Landlord to comply with the provisions of this Article. Landlord, in the performance of any such work, shall cause as little inconvenience, annoyance, disturbance or damage to the Tenant as may reasonably be possible under the circumstances.



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                                   ALTERATION

                  8. The Landlord does hereby agree that the Tenant, at its own expense, may rearrange the Premises from time to time as may, in the opinion of the Tenant, be necessary; provided, however, that any such rearrangement shall not adversely affect the structural soundness of the Building. The Landlord further agrees that at the end of the term or any renewal thereof the Tenant may quit or surrender the Premises as rearranged subject, only to the provisions of
Article 5 hereof. It is expressly agreed that the Tenant may securely attach to the premises, with screws or otherwise, such fixtures or other articles as may be convenient for the conduct of its business, including but not limited to, desks, counters, partitions, shelving, lighting, fixtures and safes. Said fixtures may be maintained during the continuance of the term and any renewal or extension thereof, and all such installed by the Tenant shall remain the personal property of the Tenant and at its election may be removed by the Tenant at, or prior to, the expiration of the term or a renewal or extension thereof, provided that the Tenant shall repair any damage caused by such removal.

                              DAMAGE OR DESTRUCTION

                  9. In case of the total destruction of the Building or of the premises by any cause whatsoever either during the term or prior thereto, or during any renewal or extension period, or in the case of such partial destruction thereof as to render the Premises wholly untenantable and unfit for the Tenant's occupancy, then in any such event, the term shall cease and terminate as of the date of such damage of destruction, and the rent, including rents paid in advance, shall be adjusted and apportioned as of such damage or destruction; provided, however, that should the Premises be capable of restoration to its previous good tenantable condition within sixty (60) days from the happening of such damage, the Landlord shall enter and at its sole cost and expense repair the same with all reasonable speed, and the Lease shall continue in full force and effect, but no rent shall accrue after said damage until such time as the repairs shall have been completed. Delay of more than fifteen (15) days by the Landlord in commencing repairs in a case in which the Premises are capable of restoration within sixty (60) days, shall entitle the Tenant to declare the Lease terminated as of the date of the happening of such damage. In the event of the partial destruction of the Premises not rendering the Premises wholly untenantable by any cause whatsoever, the Premises shall be immediately repaired or restored by and at the sole cost and expense of the Landlord and the rent, until the completion of such repairs or restoration, shall abate in proportion to the area of Premises which is unusable by the Tenant.

                  The Landlord expressly warrants that it has and will maintain sufficient insurance to carry out the terms of the lease.



                                       -3-

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                               INSURER'S LIABILITY

                  10. The Landlord hereby expressly releases and discharges the Tenant, its servants, agents and employees, from any claim or cause of action for any loss or damage whatsoever resulting from any fire, smoke or explosion in the Building or the Premises it being the intention of the parties that the Landlord shall look only to its insurance carrier for payment of such loss.

                              EXTERIOR MAINTENANCE

                  11. The Landlord shall maintain in good repair and keep clean the parking area, and all driveways and walks in front of or adjacent to the building, and shall promptly remove all ice and snow therefrom, and the Landlord does hereby agree to indemnify and hold the Tenant harmless from all loss, damage or claim arising out of the Landlord's failure in this regard.

                  12. So long as the Tenant shall perform and observe all the covenants, agreements and undertakings of this Lease on the Tenant's part to be performed and observed, the Tenant shall have quiet peaceful and uninterrupted, use and enjoyment of the premises.

                                  CONDEMNATION

                  13. In the event of the partial condemnation of the Building or the parking area, the Tenant shall have the option to cancel the Lease effective as of the date governmental authority takes physical possession of the property.

                                      SIGNS

                  14. - Permission is given the Tenant to letter its entry door to its specific premises with its name. No exterior sign or window lettering shall be permitted on the property without prior written consent of the Landlord. The Landlord shall erect a marquis announcing the address of the Buulding.

                  15. - At the termination of this lease Tenant will yield up immediate possession of the premises to Landlord, in good condition and repair, loss by fire, smoke or casualty, and ordinary wear and tear excepted, and will return the keys therefor to Landlord at the place of payment of rent. If Tenant retains possession of the premises or any part thereof after termination of the term by lapse of time or otherwise, said possession shall be considered a tenancy at sufferance of $120.00 per day for the time Tenant remains in possession., Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by tenant. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of reentry as herein after set forth nor shall receipt an any rent or any other act in apparent affirmance of tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the covenants herein.


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                                SECURITY DEPOSIT

                  16. - Tenant shall pay a security deposit in the sum of $1,240.00 at the time of payment of the first month's rent under this Lease, which said security deposit shall be retained by the Landlord until the expiration of this Lease by lapse of time or otherwise. Upon vacation of the Premises the Landlord shall examine the premises and if in good condition, ordinary wear and tear excepted, Landlord shall return said security deposit to Tenant. If Premises are damaged by Tenant, Landlord shall use said security deposit to repair such damage, at which time the balance of said security deposit if any, shall be returned to Tenant.

                                     OPTION

                  17. - If Tenant is in good standing and has met all the terms, conditions and covenants of this Lease, Tenant shall have an option to extend this Lease for 2 years, starting July 1st. 1997. Tenant shall give written notice to Landlord not less than four months prior to the expiration of term of Tenant's intent to exercise the option, said notice to be sent Registered or Certified Mail. Return receipt requested. In the event that Tenant exercise the option, the rent shall be raised or lowered in accordance with the cost of living index of the Federal Government in the same proportions said index is raised or lowered in comparing the period of the initial, year of this Lease and the date sexty days prior to the commencement of the extension.

                                    PRONOUNS

                  18. - The use of the neuter singular pronoun in referring to the Landlord shall, nevertheless, be deemed a proper reference even though the Landlord may be an individual, a trustee, a corporation, a partnership or a group of two or more individuals or corporation.

                                ENTIRE AGREEMENT

                  19. - This Lease embodies the entire agreement between the parties.. There are no Promises, terms, conditions, obligations referring to the subject matter other than those contained herein. There may be no modification on this Lease, except in writing executed with the same formalities as this Lease.




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                                                                    GM
                                                                    JAY FOR File

                                    CAPTIONS

                 20. - The captions are inserted only as a matter of convenience and for reference and in no way define limit or describe the scope of this
     Lease nor the intent of any provisions thereof.

                                                    LAGRANGE STATE BANK
                                                    AS TRUSTEE UNDER TRUST #4812


BY LESSEE /s/  Wilfred L. Mossey               BY LESSOR   /s/   Madeleine Bibea
          ----------------------
         (Authorized Company Officer)


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